Supplement to the
Fidelity® Growth Discovery Fund
Class K
August 29, 2022
Prospectus

The Board of Trustees has approved, subject to shareholder approval, a proposal to reclassify Fidelity® Growth Discovery Fund as non-diversified. A meeting of the shareholders of the fund is expected to be held early in the second quarter of 2023 to vote on this proposal. If approved, the changes will take effect on May 1, 2023, or the first day of the month following shareholder approval.

Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-835-5092. The proxy statement will also be available on the Securities and Exchange Commission’s website (www.sec.gov).

CII-K-22-01 1.900384.107	November 29, 2022

Supplement to the
Fidelity® Growth Discovery Fund
August 29, 2022
Prospectus

The Board of Trustees has approved, subject to shareholder approval, a proposal to reclassify Fidelity® Growth Discovery Fund as non-diversified. A meeting of the shareholders of the fund is expected to be held early in the second quarter of 2023 to vote on this proposal. If approved, the changes will take effect on May 1, 2023, or the first day of the month following shareholder approval.

Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement will also be available on the Securities and Exchange Commission’s website (www.sec.gov).

CII-22-01 1.482432.125	November 29, 2022